U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 4, 2004

TAITRON COMPONENTS INCORPORATED
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-25844 (Commission File Number)	95-4249240 (I.R.S. Employer Identification No.)

28040 WEST HARRISON PARKWAY, VALENCIA, CALIFORNIA 91355
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (661) 257-6060

NONE
(Former name or former address, if changed since last report)

ITEM 7. Financial Statements and Exhibits

(c)	Exhibits

99 Press release of the Registrant, dated August 4, 2004.

ITEM 12. Results of Operations and Financial Condition.

        Taitron Components Incorporated (the “Registrant”) announced financial results for the second quarter ended June 30, 2004. A copy of the Registrant’s press release issued on August 4, 2004 concerning the foregoing is attached hereto as Exhibit 99.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TAITRON COMPONENTS INCORPORATED

Date: August 4, 2004	By: /s/ Stewart Wang Stewart Wang President, Chief Executive Officer and Chief Financial Officer